                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       7
                          TOP FIVE SECTORS       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24
            REPORT OF INDEPENDENT AUDITORS      31

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      32
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[/s/ RICHARD F. POWERS, III]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. Gross Domestic Product
Sep 98                                                                                       3.80
Dec 98                                                                                       5.90
Mar 99                                                                                       3.50
Jun 99                                                                                       2.50
Sep 99                                                                                       5.70
Dec 99                                                                                       8.30
Mar 00                                                                                       4.80
Jun 00                                                                                       5.60
Sep 00                                                                                       2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       Interest Rates                       Inflation
Dec 98                                                                           4.75                            1.60
                                                                                 4.75                            1.70
                                                                                 4.75                            1.70
Mar 99                                                                           4.75                            1.80
                                                                                 4.75                            2.30
                                                                                 4.75                            2.10
Jun 99                                                                           5.00                            2.00
                                                                                 5.00                            2.10
                                                                                 5.25                            2.30
Sep 99                                                                           5.25                            2.60
                                                                                 5.25                            2.60
                                                                                 5.50                            2.60
Dec 99                                                                           5.50                            2.70
                                                                                 5.50                            2.70
                                                                                 5.75                            3.20
Mar 00                                                                           6.00                            3.80
                                                                                 6.00                            3.10
                                                                                 6.50                            3.20
Jun 00                                                                           6.50                            3.70
                                                                                 6.50                            3.70
                                                                                 6.50                            3.40
Sep 00                                                                           6.50                            3.50
                                                                                 6.50                            3.40
                                                                                 6.50                            3.40
Dec 00                                                                           6.50                            3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   -1.92%     -2.66%     -2.69%
-------------------------------------------------------------------------
One-year total return(2)                 -7.55%     -6.97%     -3.55%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                14.33%     14.65%     14.79%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                13.13%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.28%     12.65%(3)   12.08%
-------------------------------------------------------------------------
Commencement date                      11/15/56   12/20/91   10/26/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1990--December 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                           Lipper Convertible
                                                                                                          Securities Fund Index
                                                                              RUSSELL 2000(R) Index      represents the average
                                                                              reflects the average        performance of the 10
                                                                            performance of small-caps      largest convertible
                                                      HARBOR FUND*                  stocks.*               securities funds.*
                                                      ------------          -------------------------    ----------------------
12/90                                                    9424.00                    10000.00                    10000.00
                                                        10235.00                    12973.00                    11074.00
                                                        10196.00                    12768.00                    11183.00
                                                        10881.00                    13812.00                    11826.00
12/91                                                   11599.00                    14604.00                    12407.00
                                                        11584.00                    15698.00                    12797.00
                                                        11630.00                    14624.00                    12921.00
                                                        12086.00                    15045.00                    13445.00
12/92                                                   12726.00                    17293.00                    14195.00
                                                        13410.00                    18032.00                    14991.00
                                                        13742.00                    18427.00                    15354.00
                                                        14297.00                    20039.00                    15986.00
12/93                                                   14453.00                    20558.00                    16302.00
                                                        13901.00                    20010.00                    15989.00
                                                        13497.00                    19227.00                    15633.00
                                                        13840.00                    20563.00                    16207.00
12/94                                                   13524.00                    20183.00                    15707.00
                                                        14225.00                    21115.00                    16604.00
                                                        15146.00                    23094.00                    17619.00
                                                        16033.00                    25375.00                    18560.00
12/95                                                   16561.00                    25925.00                    19016.00
                                                        17143.00                    27248.00                    19845.00
                                                        17571.00                    28611.00                    20365.00
                                                        18050.00                    28708.00                    20990.00
12/96                                                   18561.00                    30201.00                    21799.00
                                                        18434.00                    28640.00                    21910.00
                                                        20160.00                    33282.00                    23844.00
                                                        22089.00                    38236.00                    26061.00
12/97                                                   21700.00                    36955.00                    25482.00
                                                        23547.00                    40672.00                    27466.00
                                                        23024.00                    38776.00                    26934.00
                                                        19884.00                    30964.00                    23699.00
12/98                                                   23332.00                    36015.00                    26202.00
                                                        24607.00                    34061.00                    26714.00
                                                        26420.00                    39358.00                    29082.00
                                                        26367.00                    36869.00                    28303.00
12/99                                                   35001.00                    43670.00                    33616.00
                                                        39603.00                    46763.00                    37249.00
                                                        36648.00                    44996.00                    36325.00
                                                        39041.00                    45493.00                    37492.00
12/00                                                   34330.00                    42351.00                    35237.00

This chart compares your fund's performance to that of the Lipper
Convertible Securities Fund Index and the Russell 2000(R) Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2000)


1.   METLIFE                     3.6%
     Provides insurance and financial
     services to customers throughout the
     United States.

2.   COMVERSE TECHNOLOGY         3.5%
     Develops systems and software for
     multimedia communications and
     information processing applications.

3.   EL PASO ENERGY              3.3%
     Supplies natural gas to the United
     States and northern Mexico.

4.   OAK INDUSTRIES              3.1%
     Manufactures components for the
     telecommunications industry.

5.   UNIVERSAL HEALTH SERVICES   2.9%
     Owns and operates health-care
     facilities in the United States and
     Puerto Rico.

6.   APACHE                      2.3%
     Explores for and produces oil and
     natural gas worldwide.

7.   MANUGISTICS                 2.2%
     Provides supply-chain software and
     services to businesses worldwide.

8.   CELESTICA                   2.2%
     Manufactures circuits and other
     electronics used in computers and
     communication devices.

9.   ALZA                        2.1%
     Develops pharmaceuticals and
     drug-delivery systems, such as the
     skin patch.

10.  AES                         1.9%
     Owns and operates power plants in the
     Americas, Europe, Asia, and
     Australia.

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                                     -----------------                  -----------------
Technology                                                                 32.30                              57.00
Energy                                                                     21.30                               6.40
Health Care                                                                18.40                               5.90
Utilities                                                                   9.10                              13.30
Finance                                                                     8.20                               2.80

*These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HARBOR FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE FEBRUARY 1998 (AFTER SERVING AS ASSOCIATE MANAGER SINCE 1991) AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY DAVID MCLAUGHLIN AND SEAN CONNER, PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The reporting period opened with
the enthusiasm of 1999's stock market. Technology stocks led the way, and it seemed that the market would continue its record-breaking gains and that the thriving U.S. economy was unstoppable. However, technology's reign ended in March, when the Federal Reserve Board's interest-rate increases affected the stock market. Investors began to worry about the effects of continued interest-rate increases on corporate profits and high stock prices. These concerns triggered a widespread sell-off. The remainder of the reporting period was volatile as investors turned to "old-economy" value stocks and punished any stock that reported disappointing news.
The market plummeted again in the fourth quarter, finishing the year in negative territory.

    Not surprisingly, the fund struggled
against this backdrop. However, it displayed greater resiliency and better performance than the broader market due to its focus on convertible securities, which historically have had less downside risk than common stocks in a declining market. The fund declined 1.92 percent for the 12-month period ended December 31, 2000 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from figures shown.

    By comparison, the Russell 2000(R) Index fell 3.02 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the fund, returned

4.82 percent for the same period. Both indexes are benchmarks for the fund. The Russell 2000(R) Index reflects the average performance of small-cap stocks and is composed of the smallest 2,000 companies of the Russell 3000(R) Index (an index of the 3,000 largest U.S. companies based on market capitalization), and the Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities funds. These indexes are unmanaged statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT WAS YOUR STRATEGY FOR
    MANAGING THE FUND IN THIS ENVIRONMENT?

A   When the year began, the fund
had more assets in technology than in any other sector. As such, the fund performed well in the first quarter when these stocks were strong. In the second quarter, this same technology exposure hurt performance, and despite trimming these technology holdings, the fund lost ground. In the third quarter, the fund was able to make some gains by moving assets from the semiconductor industry--which has performed poorly since the move--into software companies. Performance lagged in the fourth quarter as all technology industries fell.

    Among non-technology sectors, we found many attractive energy and health-care stocks. Energy was consistently among the fund's five highest sector weightings during the period. The fund's energy stake contributed to positive performance during the period, as natural gas prices continued to soar with consumer demand outpacing supply. Meanwhile, health care benefited from an improvement in both the industry environment and investor sentiment. In a slowing economy, investors tended to seek slower-growth companies with potentially greater defensive characteristics. Health-care stocks were boosted by this trend.

Q   WHAT SECURITIES PERFORMED WELL?

A   We consider the year 2000 a stock-
picker's market. That's because the fund's top contributors to performance came from a wide variety of industries. The fund's best performer was from the technology sector. Comverse Technology, which primarily serves the telecommunications industry, continued to be one of the fund's largest holdings. Despite the carnage in the technology sector and the weak performance of telecommunications stocks this year, Comverse continued to move upward, thanks to strong fundamentals and attractive new products. Calpine, an independent power producer, was another strong performer. Calpine sold its excess electricity generating capacity into California, which allowed the firm to profit as wholesale power prices peaked. Financial services company Metlife also helped performance as anticipation of a Federal Reserve interest-rate cut benefited financial stocks. Other top performers included oil and gas company El Paso Energy and software company Siebel Systems.

    Keep in mind that not all securities in the portfolio performed favorably, and there is no guarantee that any of these securities will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHAT SECURITIES
    DISAPPOINTED YOU?

A   The fund's worst performers came
from technology and retail. Qualcomm, the best performer of 1999--for both the fund and the NASDAQ Index--became one of the fund's poorest performers in 2000. Although Qualcomm's patent on its code-division multiple access (CDMA) technology helped it become a market leader in cellular phones, investors fled the stock on a mid-year announcement that China was no longer considering CDMA for its cellular market. In addition, the global appetite for wireless communications slowed as a whole, stinging all companies in the industry. Qualcomm was eliminated from the portfolio during the period.

    Data-storage company EMC also hurt performance during the period. As the economy slowed and corporate profits fell short of expectations, many companies cut their technology spending for the upcoming year. Data storage was thought to be immune from technology budget cuts. Some industry analysts believed that the need for data storage would always be on the rise, as users demanded more storage to accommodate expanding technology. However, a new and less positive school of thought suggested that companies would opt to decrease storage time rather than purchase more storage space. This outlook drove down EMC's stock price. Retail was also a troublesome area for the fund. As interest rates rose and the threat of a slowing economy loomed, consumer spending fell, and retailers suffered as a result of diminishing demand. Home Depot and Costco were among the fund's poorest performers. At the first indication that sales growth was slowing, we eliminated these stocks from the fund's portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE COMING MONTHS?

A   We believe the U.S. economy is
already in a significant slowdown, and we anticipate a volatile market in the near term. Although the Fed may choose to lower interest rates, such movements generally take six months to affect the economy. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) If the Fed decides to implement a series of rate cuts, we believe the economy could be stronger by the second half of 2001. In this choppy environment, we believe the fund's portfolio of convertible securities may be well positioned to benefit from upside momentum.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

COMMON STOCK: Shares of securities that represent ownership in a corporation. Common stock's dividend rights are subordinate to preferred stock's, and its dividends are not fixed.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

OLD ECONOMY: Refers to established companies among more traditional sectors such as industrial and manufacturing services.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS  43.3%
          CONSUMER DISTRIBUTION  0.7%
$4,000    Amerisource Health Corp., 144A--Private
          Placement (a).............................. 5.000%   12/01/07   $  4,785,760
                                                                          ------------

          CONSUMER DURABLES  1.0%
 7,900    Magna International, Inc. ................. 4.875    02/15/05      7,077,689
                                                                          ------------

          CONSUMER NON-DURABLES  0.7%
 6,000    Loews Corp. (Convertible to 92,254 Diamond
          Offshore Drilling, Inc. common shares)..... 3.125    09/15/07      5,317,500
                                                                          ------------

          CONSUMER SERVICES  2.0%
 3,000    Charter Communications, Inc., 144A--Private
          Placement (a).............................. 5.750    10/15/05      3,716,010
 2,000    Omnicom Group, Inc. ....................... 2.250    01/06/13      3,461,300
 4,675    The Interpublic Group of Companies,
          Inc. ...................................... 1.870    06/01/06      4,370,424
 3,000    The Interpublic Group of Companies, Inc.,
          144A--Private Placement) (a)............... 1.870    06/01/06      2,801,250
                                                                          ------------
                                                                            14,348,984
                                                                          ------------
          ENERGY  4.0%
 5,770    Anadarko Petroleum Corp. ..................   *      03/07/20      5,116,951
 4,904    Devon Energy Corp. ........................ 4.950    08/15/08      4,713,970
 2,250    Kerr-McGee Corp. .......................... 5.250    02/15/10      2,858,175
 4,828    Kerr-McGee Corp. .......................... 7.500    05/15/14      4,719,370
10,000    Nabors Industries, Inc. ...................   *      06/28/20      7,675,000
 6,000    Transocean Sedco Forex, Inc. ..............   *      05/24/20      3,489,300
                                                                          ------------
                                                                            28,572,766
                                                                          ------------
          FINANCE  1.0%
 4,000    EOP Operating LP, 144A--Private Placement
          (a)........................................ 7.250    11/15/08      4,210,000
 3,000    Providian Financial Corp. ................. 3.250    08/15/05      3,000,000
                                                                          ------------
                                                                             7,210,000
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          HEALTHCARE  10.5%
$13,700   Allergan, Inc., 144A--Private Placement,
          LYON (a)...................................   *      11/01/20   $  9,435,875
 19,000   Alza Corp., 144A--Private Placement (a)....   *      07/28/20     13,430,910
  4,250   COR Therapeutics, Inc., 144A--Private
          Placement (a).............................. 5.000%   03/01/07      5,102,656
  2,180   Inhale Therapeutic Systems, Inc., 144A--
          Private Placement (a)...................... 5.000    02/08/07      2,995,843
  3,250   Invitrogen Corp., 144A--Private Placement
          (a)........................................ 5.500    03/01/07      4,026,067
  8,020   IVAX Corp., 144A--Private Placement (a).... 5.500    05/15/07      9,834,525
  3,330   Roche Holdings, Inc., 144A--Private
          Placement, LYON (a)........................   *      01/19/15      2,969,461
  7,000   Teva Pharmaceuticals, 144A--Private
          Placement (a).............................. 1.500    10/15/05      7,757,960
 26,850   Universal Health Services, Inc.,
          144A--Private Placement (a)................   *      06/23/20     18,807,082
                                                                          ------------
                                                                            74,360,379
                                                                          ------------
          PRODUCER MANUFACTURING  1.1%
 10,500   Corning, Inc. .............................   *      11/08/15      7,618,485
                                                                          ------------

          TECHNOLOGY  21.8%
 12,500   America Online, Inc. ......................   *      12/06/19      6,152,500
  8,100   Analog Devices, Inc., 144A--Private
          Placement (a).............................. 4.750    10/01/05      7,197,336
    660   Bea Systems, Inc. ......................... 4.000    06/15/05      6,729,113
  4,500   Bea Systems, Inc., 144A--Private Placement
          (a)........................................ 4.000    12/15/06      9,315,630
 20,000   Comverse Technology, Inc., 144A--Private
          Placement (a).............................. 1.500    12/01/05     22,475,000
  1,700   Comverse Technology, Inc., 144A--Private
          Placement (a).............................. 4.500    07/01/05      8,627,500
  2,267   Covad Communications Group, Inc., 144A--
          Private Placement (a)...................... 6.000    09/15/05        426,876
  4,000   Cypress Semiconductor Corp. ............... 4.000    02/01/05      3,152,600
  7,000   EchoStar Communications Corp., 144A--
          Private Placement (a)...................... 4.875    01/01/07      5,390,000
  4,600   i2 Technologies, 144A--Private Placement
          (a)........................................ 5.250    12/15/06      7,544,000
  5,441   Juniper Networks, Inc. .................... 4.750    03/15/07      5,849,293
  5,000   L 3 Communications Holdings, Inc., 144A--
          Private Placement (a)...................... 5.250    06/01/09      5,550,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TECHNOLOGY (CONTINUED)
$2,000    Lattice Semiconductor Corp., 144A--Private
          Placement (a).............................. 4.750%   11/01/06   $  2,197,500
 9,900    Manugistics Group, Inc., 144A--Private
          Placement (a).............................. 5.000    11/01/07     14,342,625
 6,100    Mercury Interactive Corp., 144A--Private
          Placement (a).............................. 4.750    07/01/07      6,618,561
 5,746    Oak Industries, Inc. ...................... 4.875    03/01/08     19,689,531
 5,625    Sanmina Corp. ............................. 4.250    05/01/04     10,370,588
 1,330    Sanmina Corp., 144A--Private Placement
          (a)........................................ 4.250    05/01/04      2,475,463
 5,000    SCI Systems, Inc. ......................... 3.000    03/15/07      4,007,900
 4,000    Transwitch Corp., 144A--Private Placement
          (a)........................................ 4.500    09/12/05      3,495,880
 4,000    Triquint Semiconductor, Inc., 144A--Private
          Placement (a).............................. 4.000    03/01/07      3,500,000
                                                                          ------------
                                                                           155,107,896
                                                                          ------------
          UTILITIES  0.5%
 5,000    NTL, Inc., 144A--Private Placement (a)..... 7.000    12/15/08      3,893,750
                                                                          ------------
TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS.......................    308,293,209
                                                                          ------------
          FOREIGN CONVERTIBLE CORPORATE
          OBLIGATIONS  8.4%
32,500    Celestica, Inc. (Canada), LYON.............   *      08/01/20     14,206,725
 4,000    China Mobile Ltd. (Hong Kong).............. 2.250    11/03/05      4,010,000
18,424    Four Seasons Hotels, Inc. (Canada), LYON...   *      09/23/29      6,882,285
 4,553    Hutchison Whampoa International Ltd., 144A
          --Private Placement (Cayman Islands) (a)... 2.875    09/15/03      4,646,906
 8,711    JMH Finance Ltd., 144A--Private Placement
          (United Kingdom) (a)....................... 4.750    09/06/07      8,841,665
 4,501    STMicroelectronics NV (Netherlands),
          LYON.......................................   *      09/22/09      5,435,452
 7,500    STMicroelectronics NV, 144A--Private
          Placement (Netherlands) (a)................   *      11/16/10      5,034,375
 7,250    Swiss Life Finance Ltd. (United Kingdom)
          (Convertible into 98,702 shares of Royal
          Dutch Petroleum Co.)....................... 2.000    05/20/05      7,358,750
 3,000    Swiss Life Finance Ltd., 144A--Private
          Placement (United Kingdom) (Convertible to
          40,842 shares of Royal Dutch Petroleum Co.)
          (a)........................................ 2.000    05/20/05      3,045,000
                                                                          ------------
TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS........................     59,461,158
                                                                          ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  12.9%
CONSUMER SERVICES  1.2%
Cendant Corp., (Right to purchase common shares) PRIDES
  (b).......................................................   32,500   $    188,906
Omnicom Group, Inc. ........................................   46,030      3,814,736
Starwood Hotels & Resorts, Class B..........................  130,000      4,582,500
                                                                        ------------
                                                                           8,586,142
                                                                        ------------
ENERGY  2.8%
Baker Hughes, Inc. .........................................  207,000      8,603,437
Dynegy, Inc., Class A.......................................  135,200      7,579,650
Enron Corp. ................................................   48,200      4,006,625
                                                                        ------------
                                                                          20,189,712
                                                                        ------------
FINANCE  1.9%
American Express Co. .......................................   78,600      4,318,088
Citigroup, Inc. ............................................  174,000      8,884,875
                                                                        ------------
                                                                          13,202,963
                                                                        ------------
HEALTHCARE  4.5%
Genentech, Inc. (b).........................................  133,200     10,855,800
IDEC Pharmaceuticals Corp. (b)..............................   40,000      7,582,500
Pfizer, Inc. ...............................................  150,000      6,900,000
Schering-Plough Corp. ......................................  115,000      6,526,250
                                                                        ------------
                                                                          31,864,550
                                                                        ------------
TECHNOLOGY  2.5%
Alcatel SA--ADR (France)....................................   98,340      5,500,894
Brocade Communications Systems, Inc. (b)....................   60,000      5,508,750
EMC Corp. (b)...............................................  107,170      7,126,805
                                                                        ------------
                                                                          18,136,449
                                                                        ------------
TOTAL COMMON STOCKS..................................................     91,979,816
                                                                        ------------

CONVERTIBLE PREFERRED STOCKS  25.2%
CONSUMER DISTRIBUTION  1.0%
Express Scripts Exchange Trust, TRACES, 7.000%..............   75,000      7,228,125
                                                                        ------------

ENERGY  10.8%
Apache Corp., ACES, 6.500%..................................  243,000     14,625,562
El Paso Energy Capital Trust I, 4.750%......................  238,250     21,204,250
K N Energy, Inc., PEPS, 8.250%..............................  150,000     10,050,000
Kerr-McGee Corp., DECS, 5.500% (Convertible into 84,746
  shares of Devon Energy Corp. Common Stock)................  100,000      5,512,500
Pogo Trust I, 6.500%........................................   60,000      4,387,500
Southern Energy Inc., 6.250%................................  130,000      8,060,000
Tosco Financing Trust, 5.750%...............................  145,500      8,166,188

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ENERGY (CONTINUED)
Valero Energy Corp., PEPS, 7.750%...........................  150,000   $  4,556,250
                                                                        ------------
                                                                          76,562,250
                                                                        ------------
FINANCE  3.3%
Metlife Capital Trust I, 8.000%.............................  212,000     23,214,000
                                                                        ------------

HEALTHCARE  1.5%
Biovail Corp., 6.750%.......................................   60,000      4,290,000
Caremark Rx Capital Trust I, 7.000%.........................   70,000      6,748,438
                                                                        ------------
                                                                          11,038,438
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
Coltec Capital Trust, TIDES, 5.250%.........................  168,500      6,992,750
                                                                        ------------

TECHNOLOGY  1.2%
Amdocs Ltd., TRACES, 6.750%.................................  142,200      8,247,600
                                                                        ------------

UTILITIES  6.4%
AES Trust VII, 144A--Private Placement, 6.000% (a)..........  171,000     11,828,754
Broadwing, Inc., 6.750%.....................................   81,600      3,447,600
Calpine Capital Trust III, 144A--Private Placement, TIDES,
  5.000% (a)................................................  100,000      6,037,500
Dominion Resources, Inc., PIES, 9.500%......................  115,600      7,225,000
Global Crossing Ltd., 7.000%................................   70,000      8,653,750
Omnipoint Corp., 144A--Private Placement, 7.000% (a)........   48,100      7,202,975
XO Communications, Inc., 144A--Private Placement, 6.500%
  (a).......................................................   14,000      1,191,750
                                                                        ------------
                                                                          45,587,329
                                                                        ------------
TOTAL CONVERTIBLE PREFERRED STOCKS...................................    178,870,492
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  89.8%
  (Cost $542,408,804)................................................    638,604,675
                                                                        ------------

SHORT-TERM INVESTMENTS  10.5%
COMMERCIAL PAPER  4.2%
General Electric Capital Corp. ($30,000,000 par, yielding 5.900%,
  01/02/01 maturity).................................................     29,995,083

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000

                                                                           MARKET
DESCRIPTION                                                                VALUE
REPURCHASE AGREEMENT  6.3%
Goldman Sachs ($44,937,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/29/00 to be sold on
  01/02/01 at $44,966,858)...........................................   $ 44,937,000
                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $74,932,083).................................................     74,932,083
                                                                        ------------

TOTAL INVESTMENTS  100.3%
  (Cost $617,340,887)................................................    713,536,758
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)........................     (2,283,465)
                                                                        ------------

NET ASSETS  100.0%...................................................   $711,253,293
                                                                        ============

 *  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically Convertible Equity Securities
ADR--American Depositary Receipt
DECS--Debt Exchange for Common Stock
LYON--Liquid Yield Option Rate
PEPS--Premium Equity Participating Securities
PIES--Premium Income Equity Securities
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TIDES--Term Income Deferrable Equity Securities
TRACES--Trust Automatic Common Exchange Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000

ASSETS:
Total Investments (Cost $617,340,887).......................  $713,536,758
Cash........................................................        25,151
Receivables:
  Interest..................................................     2,187,917
  Fund Shares Sold..........................................     1,253,399
  Dividends.................................................       247,214
Other.......................................................       142,580
                                                              ------------
    Total Assets............................................   717,393,019
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     2,667,860
  Investments Purchased.....................................     2,425,000
  Distributor and Affiliates................................       429,213
  Investment Advisory Fee...................................       309,031
Trustees' Deferred Compensation and Retirement Plans........       191,801
Accrued Expenses............................................       116,821
                                                              ------------
    Total Liabilities.......................................     6,139,726
                                                              ------------
NET ASSETS..................................................  $711,253,293
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $590,117,118
Net Unrealized Appreciation.................................    96,195,871
Accumulated Net Realized Gain...............................    23,008,500
Accumulated Undistributed Net Investment Income.............     1,931,804
                                                              ------------
NET ASSETS..................................................  $711,253,293
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $592,248,912 and 33,740,212 shares of
    beneficial interest issued and outstanding).............  $      17.55
    Maximum sales charge (5.75% of offering price)..........          1.07
                                                              ------------
    Maximum offering price to public........................  $      18.62
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $98,555,486 and 5,646,611 shares of
    beneficial interest issued and outstanding).............  $      17.45
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,448,895 and 1,163,298 shares of
    beneficial interest issued and outstanding).............  $      17.58
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
Interest....................................................  $  15,845,496
Dividends (Net of foreign withholding taxes of $2,500)......      5,370,687
                                                              -------------
    Total Income............................................     21,216,183
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,653,485
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,428,148, $909,137 and $165,414,
  respectively).............................................      2,502,699
Shareholder Services........................................        710,444
Custody.....................................................         82,339
Legal.......................................................         55,228
Trustees' Fees and Related Expenses.........................         50,302
Other.......................................................        282,555
                                                              -------------
    Total Expenses..........................................      7,337,052
    Less Credits Earned on Cash Balances....................         45,724
                                                              -------------
    Net Expenses............................................      7,291,328
                                                              -------------
NET INVESTMENT INCOME.......................................  $  13,924,855
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 103,305,635
  Futures...................................................     (1,685,327)
                                                              -------------
Net Realized Gain...........................................    101,620,308
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    206,654,872
  End of the Period:
    Investments.............................................     96,195,871
                                                              -------------
Net Unrealized Depreciation During the Period...............   (110,459,001)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $  (8,838,693)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   5,086,162
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2000    DECEMBER 31, 1999
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  13,924,855        $  12,211,269
Net Realized Gain................................     101,620,308           24,803,086
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (110,459,001)         165,959,297
                                                    -------------        -------------
Change in Net Assets from Operations.............       5,086,162          202,973,652
                                                    -------------        -------------

Distributions from Net Investment Income*........     (12,467,525)         (14,327,136)
                                                    -------------        -------------
Distributions from Net Realized Gain.............     (75,298,026)         (28,705,189)
Distributions in Excess of Net Realized Gain.....             -0-           (2,077,438)
                                                    -------------        -------------
Distributions from and in Excess of Net Realized
  Gain*..........................................     (75,298,026)         (30,782,627)
                                                    -------------        -------------
Total Distributions..............................     (87,765,551)         (45,109,763)
                                                    -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (82,679,389)         157,863,889
                                                    -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     338,652,341          541,840,484
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      72,688,894           37,594,378
Cost of Shares Repurchased.......................    (205,035,716)        (597,692,087)
                                                    -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     206,305,519          (18,257,225)
                                                    -------------        -------------
TOTAL INCREASE IN NET ASSETS.....................     123,626,130          139,606,664
NET ASSETS:
Beginning of the Period..........................     587,627,163          448,020,499
                                                    -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,931,804 and $474,474, respectively).........   $ 711,253,293        $ 587,627,163
                                                    =============        =============

* Distributions by Class
-------------------------------------------------

Distributions from Net Investment Income:
  Class A Shares.................................   $ (11,265,815)       $ (12,803,586)
  Class B Shares.................................      (1,006,783)          (1,367,708)
  Class C Shares.................................        (194,927)            (155,842)
                                                    -------------        -------------
                                                    $ (12,467,525)       $ (14,327,136)
                                                    =============        =============
Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares.................................   $ (62,794,588)       $ (26,844,667)
  Class B Shares.................................     (10,370,142)          (3,493,077)
  Class C Shares.................................      (2,133,296)            (444,883)
                                                    -------------        -------------
                                                    $ (75,298,026)       $ (30,782,627)
                                                    =============        =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED DECEMBER 31,
            CLASS A SHARES              ----------------------------------------------
                                         2000      1999      1998      1997      1996
                                        ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $20.35    $14.84    $15.06    $15.05    $15.05
                                        ------    ------    ------    ------    ------
  Net Investment Income...............     .42       .44       .52       .60       .57
  Net Realized and Unrealized
    Gain/Loss.........................    (.78)     6.69       .55      1.85      1.17
                                        ------    ------    ------    ------    ------
Total from Investment Operations......    (.36)     7.13      1.07      2.45      1.74
                                        ------    ------    ------    ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .39       .52       .54       .73       .56
  Distributions from and in Excess of
    Net Realized Gain.................    2.05      1.10       .75      1.71      1.18
                                        ------    ------    ------    ------    ------
Total Distributions...................    2.44      1.62      1.29      2.44      1.74
                                        ------    ------    ------    ------    ------
NET ASSET VALUE, END OF
  THE PERIOD..........................  $17.55    $20.35    $14.84    $15.06    $15.05
                                        ======    ======    ======    ======    ======

Total Return (a)......................  -1.92%    50.01%     7.52%    16.91%    12.08%
Net Assets at End of the Period (In
  millions)...........................  $592.2    $516.1    $375.4    $376.4    $373.1
Ratio of Expenses to Average Net
  Assets..............................   1.02%     1.00%     1.02%     1.04%     1.09%
Ratio of Net Investment Income to
  Average Net Assets..................   2.30%     2.69%     3.48%     3.58%     3.60%
Portfolio Turnover....................    116%      103%      156%      170%      129%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED DECEMBER 31,
            CLASS B SHARES              ------------------------------------------------
                                         2000     1999(B)    1998(B)     1997      1996
                                        ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $20.24    $14.76     $14.98     $14.99    $14.99
                                        ------    ------     ------     ------    ------
  Net Investment Income...............     .25       .32        .40        .47       .44
  Net Realized and Unrealized
    Gain/Loss.........................    (.77)     6.66        .55       1.85      1.18
                                        ------    ------     ------     ------    ------
Total from Investment Operations......    (.52)     6.98        .95       2.32      1.62
                                        ------    ------     ------     ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .22       .40        .42        .61       .43
  Distributions from and in Excess of
    Net Realized Gain.................    2.05      1.10        .75       1.72      1.18
                                        ------    ------     ------     ------    ------
Total Distributions...................    2.27      1.50       1.17       2.33      1.62
                                        ------    ------     ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD....  $17.45    $20.24     $14.76     $14.98    $14.99
                                        ======    ======     ======     ======    ======

Total Return (a)......................  -2.66%    49.02%      6.70%     15.98%    11.19%
Net Assets at End of the Period (In
  millions)...........................  $ 98.6    $ 62.5     $ 66.7     $ 81.3    $ 78.9
Ratio of Expenses to Average Net
  Assets..............................   1.88%     1.77%      1.81%      1.82%     1.88%
Ratio of Net Investment Income to
  Average Net Assets..................   1.49%     1.97%      2.66%      2.80%     2.81%
Portfolio Turnover....................    116%      103%       156%       170%      129%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED DECEMBER 31,
             CLASS C SHARES              ------------------------------------------------
                                          2000     1999(B)    1998(B)     1997      1996
                                         ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................ $20.38    $14.86     $15.08     $15.08    $15.07
                                         ------    ------     ------     ------    ------
  Net Investment Income.................    .23       .32        .41        .45       .44
  Net Realized and Unrealized
    Gain/Loss...........................   (.76)     6.70        .54       1.88      1.19
                                         ------    ------     ------     ------    ------
Total from Investment Operations........   (.53)     7.02        .95       2.33      1.63
                                         ------    ------     ------     ------    ------
Less:
  Distributions from and in Excess of
    Net Investment Income...............    .22       .40        .42        .61       .44
  Distributions from and in Excess of
    Net Realized Gain...................   2.05      1.10        .75       1.72      1.18
                                         ------    ------     ------     ------    ------
Total Distributions.....................   2.27      1.50       1.17       2.33      1.62
                                         ------    ------     ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD...... $17.58    $20.38     $14.86     $15.08    $15.08
                                         ======    ======     ======     ======    ======

Total Return (a)........................ -2.69%    48.95%      6.65%     15.96%    11.20%
Net Assets at End of the Period (In
  millions)............................. $ 20.5    $  9.0     $  5.9     $  4.6    $  3.6
Ratio of Expenses to Average Net
  Assets................................  1.87%     1.76%      1.81%      1.82%     1.88%
Ratio of Net Investment Income to
  Average Net Assets....................  1.54%     1.91%      2.71%      2.79%     2.81%
Portfolio Turnover......................   116%      103%       156%       170%      129%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek current income, capital appreciation, and conservation of capital. The Fund's investment advisor seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Future contracts are valued at the settlement price established each day on the exchange on which they are traded.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 64% of the long-term investments at the end of the period.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted over the expected life of each applicable security. Premiums are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $617,376,945; the aggregate gross unrealized appreciation is $116,779,277 and the aggregate gross unrealized depreciation is $20,619,464, resulting in net unrealized appreciation on long- and short-term investments of $96,159,813.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended December 31, 2000, the Fund's custody fee was reduced by $45,724 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $350 million..........................................   .55 of 1%
Next $350 million...........................................   .50 of 1%
Next $350 million...........................................   .45 of 1%
Over $1.05 billion..........................................   .40 of 1%

    For the year ended December 31, 2000, the Fund recognized expenses of approximately $55,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $32,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2000, the Fund recognized expenses of approximately $492,200. Transfer agency fees are

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $98,223 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000, capital aggregated $469,718,729, $98,388,685 and
$22,009,704 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................  12,605,285   $ 238,901,052
  Class B................................................   3,875,392      82,328,786
  Class C................................................     817,915      17,422,503
                                                           ----------   -------------
Total Sales..............................................  17,298,592   $ 338,652,341
                                                           ==========   =============
Dividend Reinvestment:
  Class A................................................   3,376,424   $  60,508,958
  Class B................................................     580,346      10,238,166
  Class C................................................     109,426       1,941,770
                                                           ----------   -------------
Total Dividend Reinvestment..............................   4,066,196   $  72,688,894
                                                           ==========   =============
Repurchases:
  Class A................................................  (7,605,741)  $(160,891,721)
  Class B................................................  (1,896,853)    (39,784,357)
  Class C................................................    (207,792)     (4,359,638)
                                                           ----------   -------------
Total Repurchases........................................  (9,710,386)  $(205,035,716)
                                                           ==========   =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

    At December 31, 1999, capital aggregated $331,200,440, $45,606,090, and
$7,005,069 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   31,887,984   $ 523,256,330
  Class B................................................      979,139      16,286,030
  Class C................................................      135,289       2,298,124
                                                           -----------   -------------
Total Sales..............................................   33,002,412   $ 541,840,484
                                                           ===========   =============
Dividend Reinvestment:
  Class A................................................    1,861,452   $  32,807,194
  Class B................................................      245,403       4,272,549
  Class C................................................       28,976         514,635
                                                           -----------   -------------
Total Dividend Reinvestment..............................    2,135,831   $  37,594,378
                                                           ===========   =============
Repurchases:
  Class A................................................  (33,692,071)  $(553,098,912)
  Class B................................................   (2,656,393)    (42,699,223)
  Class C................................................     (117,843)     (1,893,952)
                                                           -----------   -------------
Total Repurchases........................................  (36,466,307)  $(597,692,087)
                                                           ===========   =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2000 and 1999, 862,666 and 1,281,550 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   5.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

    For the year ended December 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $325,400 and CDSC on the redeemed shares of Classes B and C of approximately $142,300. Sales charges do not represent expenses of the Fund.

    On August 18, 2000, the Fund acquired all of the assets and liabilities of the Van Kampen Convertible Securities Fund (the "VKCS Fund") through a tax free reorganization approved by VKCS Fund shareholders on August 9, 2000. The Fund issued 4,810,860 shares of Class A valued at $102,519,420, in exchange for VKCS Fund's net assets. The shares of VKCS Fund were converted into Fund shares at a ratio of 1.45096 to 1, for Class A. Net unrealized appreciation of VKCS Fund as of August 18, 2000 was $28,952,674. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2000. Combined net assets on the day of reorganization were $805,291,074.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $856,382,676 and $742,683,454, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000

including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 2000, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 1999............................      75
Futures Closed..............................................     (75)
                                                                 ---
Outstanding at December 31, 2000............................     -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 2000, are payments retained by Van Kampen of approximately $947,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Harbor Fund (the "Fund"), as of December 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 11, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP SIG]

Chicago, Illinois
February 6, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

    For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2000. The Fund designated and paid $70,661,087 as a 20% rate gain distribution. Shareholders were sent a 2000 Form 1099-DIV in January 2001, representing their proportionate share of this capital gain distribution. For corporate shareholders 28% of the distributions qualify for the dividend received deductions.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C) Van Kampen Funds Inc., 2001. All rights reserved.